                                                     ISDA Schedule to the Master
                                                     Agreement for Interest Rate
                                                                            Swap

                                                    [CRUSADE MANAGEMENT LIMITED]

                                                        [ST.GEORGE BANK LIMITED]

               PERPETUAL TRUSTEES CONSOLIDATED LIMITED AS TRUSTEE OF THE CRUSADE
                                                     GLOBAL TRUST NO. [*] OF [*]

                                                          ALLENS ARTHUR ROBINSON
                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                                       Australia
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333
                                                                  www.aar.com.au

                                       (C) Copyright Allens Arthur Robinson 2005

ISDA Schedule to the Master Agreement for
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DATE                            ______________ 2005

PARTIES

1.   [CRUSADE MANAGEMENT LIMITED (ABN 92 072 715 916)] (PARTY A);

2.   [ST.GEORGE BANK LIMITED (ABN 92 055 513 070) (ST.GEORGE)]; and

3.   PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 029 841) in its
     capacity as trustee of the CRUSADE GLOBAL TRUST NO. [*] OF [*] (PARTY B).

PART 1. TERMINATION PROVISIONS

     (a)  SPECIFIED ENTITY is not applicable in relation to Party A or Party B:

     (b)  Sections 5(a)(ii), (iii), (iv), (v), (vi), (viii), 5(b)(ii), (iii) and
          (iv) will not apply to Party A or Party B.

     (c)  The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An
          Insolvency Event under the Master Trust Deed has occurred in respect of Party A, Party B or [St.George]" (the party the subject of the
          Insolvency Event will be the Defaulting Party except that in the case of Party A, if there is an Insolvency Event in relation to
          [St.George], Party A will be the Defaulting Party). The occurrence of an Insolvency Event under the Security Trust Deed in respect of Party
          B in its personal capacity will not constitute an Event of Default provided that within 30 Local Business Days of that occurrence, Party
          A, Party B and [St.George] are able to procure the novation of this
          Agreement and all Transactions to a third party in respect of which the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes, and Party
          A and Party B agree to execute such a novation agreement in standard
          International Swaps and Derivatives Association ("ISDA") form.

     (d)  Section 5(a)(i) is amended to replace THIRD with TENTH.

          For the avoidance of doubt, but without limiting Section 17, Party B is not obliged to pay any amount attributable to any Break Payment which is due by, but not received from, an Obligor or any Loan Offset
          Interest Amount which is due by, but not received from, the Approved
          Seller, and the failure by Party B to pay that amount shall not be an
          Event of Default.

     (e)  The AUTOMATIC EARLY TERMINATION provision of Section 6(a):

          will not apply to Party A
          will not apply to Party B

          Any event which, upon its occurrence, constitutes an Event of Default, is deemed not to be an essential term of the Transaction so that the occurrence of any Event of Default shall not be implied to constitute a repudiation of this Agreement. This does not in any way restrict or limit the right of a Non-Defaulting Party under Section 6(a) to terminate following an Event of Default.

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     (f)  PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this Agreement, Second Method and Loss will apply.

     (g)  An ADDITIONAL TERMINATION EVENT set out in Part 5(p) of this Schedule
          (under Section 15(j)), will apply.

     (h)  In the TRANSFER provision of Section 7, add a new paragraph (c):

          (c)  Party B may transfer to a Successor Trustee (as defined below) or to avoid an illegality as specified in Section 5(b)(i).

     (i)  Add a new paragraph to Section 7 immediately below paragraph (c):

          In the event that a trustee is appointed as a successor to Party B under the Trust Deed ("Successor Trustee"), each of Party A and
          [St.George] undertakes that it shall (unless, at the time the
          Successor Trustee is so appointed, Party A or [St.George] is entitled to terminate the Transaction under Section 6, in which case it may)
          novate to the Successor Trustee the Transaction on the same terms or on other terms to be agreed between Party A, Party B or [St.George]
          and the Successor Trustee, and give written notice to the Designated
          Rating Agencies of such novation.

PART 2. TAX REPRESENTATIONS

(a)  PAYER TAX REPRESENTATIONS.

     For the purpose of Section 3(e) of this Agreement each of Party A,
     [St.George] and Party B will make the following representation.

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this
     Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

     (i)  the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

     (ii) the satisfaction of the agreement of the other party contained in
          Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
          Section 4(a)(i) or 4(a)(iii) of this Agreement; and

     (iii) the satisfaction of the agreement of the other party contained in
          Section 4(d) of this Agreement,

     provided that it shall not be a breach of this representation where reliance is placed on Section (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)  PAYEE TAX REPRESENTATIONS.

     For the purpose of Section 3(f) of this Agreement, each of Party A,
     [St.George] and Party B represents that it is an Australian resident and does not derive the payments under this Agreement in whole or in part in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

     Party A, [St.George] and Party B also represent that Crusade Global Trust
     No. [*] of [*] is a non-U.S. branch of a foreign person for U.S. federal income tax purposes.

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(c)  DEDUCTION OR WITHHOLDING FOR TAX. SECTION 2(d) is replaced with the following Section:

          All payments under this Agreement will be made subject to deduction or withholding for or on account of any Tax. If a party is so required to deduct or withhold, then that party ("X") will:

          (i)  promptly notify the other party ("Y") of such requirement;

          (ii) pay to the relevant authorities the full amount required to be deducted or withheld promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (iii) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities;

          (iv) pay to Y the amount Y would have received had no deduction or withholding been required.

          Paragraph (iv) shall not apply to payments to be made by Party B.

PART 3. AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to the other as soon as reasonably practicable following a request by the other party, any document or certificate reasonably required by a party in connection with its obligations to make a payment under this Agreement which would enable that party to make the payment free from any deduction or withholding for or on account of Tax or as would reduce the rate at which the deduction or withholding for or on account of Tax is applied to that payment.

PART 4. MISCELLANEOUS

(a)  ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

     Address for notices or communications to Party A:

     Address: Level 12, 55 Market Street, Sydney NSW 2000
     Attention: Middle Office Compliance Manager
     Facsimile No: (02) 9320 5589   Telephone No: (02) 9320 5526

     Address for notices or communications to Party B:

     Address: Level 7, 9 Castlereagh Street, Sydney NSW 2000
     Attention: Manager, Securitisation
     Facsimile No: (02) 9221 7870   Telephone No: (02) 9229 9000

     With a copy to the Manager:

     Address: Level 12, 55 Market Street, Sydney NSW 2000
     Attention: Middle Office Compliance Manager
     Facsimile No: (02) 9320 5589   Telephone No: (02) 9320 5526

     Address for notices or communications to [St.George]:

     Address: Level 12, 55 Market Street, Sydney NSW 2000
     Attention: Middle Office Compliance Manager
     Facsimile No: (02) 9320 5589   Telephone No: (02) 9320 5526

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(b)  PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

     Party A appoints as its Process Agent: None.

     Party B appoints as its Process Agent: None.

(c)  OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(d)  MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

     Party A is not a Multibranch Party.

     Party B is not a Multibranch Party.

(e)  CALCULATION AGENT. The Calculation Agent is Party A.

(f)  CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

     In relation to Party A: Nil.

     In relation to Party B: Security Trust Deed

(g)  CREDIT SUPPORT PROVIDER. Credit Support Provider means:

     In relation to Party A: [St.George].

     In relation to Party B: Nil.

(h)  GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales and Section 13(b)(i)
     is deleted and replaced with the following:

     each party submits to the non-exclusive jurisdiction of the courts of New
     South Wales and Court of Appeal from them.

(i)  NETTING OF PAYMENTS. Sub-paragraph (ii) of Section 2(c) of this Agreement will apply to net Transactions in the same Confirmation and will not apply to net Transactions specified in different Confirmations.

(j)  AFFILIATE will have the meaning specified in Section 14 of this Agreement.
     For the purpose of Section 3(c), each of Party A and Party B are deemed not to have any Affiliates.

PART 5. OTHER PROVISIONS

(a)  ISDA DEFINITIONS: This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions (published by the International
     Swaps and Derivatives Association, Inc.) as amended from time to time (the
     "ISDA DEFINITIONS"), and will be governed in all respects by any provisions set forth in the ISDA Definitions, without regard to any amendments to the
     ISDA Definitions made after the date of this Agreement. The ISDA
     Definitions are incorporated by reference in, and shall be deemed to be part of this Agreement and each Confirmation.

(b)  In Section 2(a)(ii), after freely transferable funds add free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement).

(c)  A new Section 2(a)(iv) is inserted as follows:

     (iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section
          2(a)(i).

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(d)  For the purpose of Section 2(b) of this Agreement, CHANGE OF ACCOUNT, any new account so designated shall be in the same tax jurisdiction as the original account.

(e)  ADDITIONAL REPRESENTATIONS: In Section 3 add the following immediately after paragraph (f):

          (g)  Non Assignment. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over any of its rights under any Transaction (other than, in respect of Party B, the trusts created pursuant to the Trust Deed) and has not given any charge over its assets, in the case of Party A, or the assets of the Trust (other than as provided in the Security Trust Deed), in the case of Party B.

(f)  Party B also represents to Party A (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into)
     that:

     (i)  TRUST VALIDLY CREATED. The Trust has been validly created and is in existence at the date of this Agreement.

     (ii) SOLE TRUSTEE. Party B has been validly appointed as trustee of the
          Trust and is presently the sole trustee of the Trust.

     (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to
          Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of the Trust.

     (iv) POWER. Party B has power under the Trust Deed to enter into this
          Agreement and the Security Trust Deed in its capacity as trustee of the Trust.

     (v)  GOOD TITLE. Party B is the lawful owner of the Assets of the Trust and has power under the Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed, and, subject only to the
          Trust Deed, the Security Trust Deed and any Security Interest (as
          defined in the Trust Deed) permitted under the Security Trust Deed, as far as Party B is aware, those assets are free from all other Security
          Interests (other than Party B's indemnity from the Assets of the
          Trust).

(g)  In Section 3(c):

     (i)  delete the words AGENCY OR OFFICIAL; and

     (ii) in the third line, insert "materially" before the word "affect".

(h)  In Section 4 add a new paragraph as follows:

     (f)  CONTRACTING AS PRINCIPAL. Party A and [St.George] will enter into all
          Transactions as principal and not otherwise and Party B will enter into all Transactions in its capacity as trustee of the Trust and not otherwise.

(i)  In Section 6(d)(i), in the last line, insert "in the absence of manifest error" after the word EVIDENCE.

(j)  CONFIRMATIONS. Notwithstanding the provisions of Section 9(e)(ii), each
     Confirmation in respect of a Swap Transaction which is confirmed by electronic messaging system, an exchange of telexes or an exchange of facsimiles will be further evidenced by an original Confirmation signed by the parties, however any failure to sign an original Confirmation will not affect the validity or enforceability of any Swap Transaction.

(k)  Section 12 is amended as follows:

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     (i)  in Section 12(a), insert and settlement instructions requiring payment to an entity other than the original counterparty after Section 5 or 6 in line 2.

     (ii) Section 12(a)(iii) is replaced with:

               (iii) if sent by facsimile transmission, on the date a
                    transmission report is produced by the machine from which
                    the facsimile was sent which indicates that the facsimile
                    was sent in its entirety to the facsimile number of the
                    recipient notified for the purpose of this Section, unless the recipient notifies the sender within one Local Business
                    Day of the facsimile being sent that the facsimile was not received in its entirety and in legible form.

(l)  Any reference to a:

     (i)  SWAP TRANSACTION in the ISDA Definitions is deemed to be a reference to a TRANSACTION for the purpose of interpreting this Agreement or any
          Confirmation; and

     (ii) TRANSACTION in this Agreement or any Confirmation is deemed to be a reference to a SWAP TRANSACTION for the purpose of interpreting the
          ISDA Definitions.

(m)  TRUST DEED means the Master Trust Deed dated 14 March 1998 as amended by the Crusade Global Trust No. [*] of [*] Supplementary Terms Notice dated on or about the date of this Agreement between (among others) Party B, Party A and the Manager (the SUPPLEMENTARY TERMS NOTICE), and each of the following expressions shall have the meanings given to them in the Trust Deed and the
     Supplementary Terms Notice:

               APPROVED BANK
               APPROVED SELLER
               ASSETS
               BANK
               BREAK PAYMENT
               CLASS
               DESIGNATED RATING AGENCY
               FINAL MATURITY DATE
               FIXED RATE LOAN
               HOUSING LOAN PRINCIPAL
               INSOLVENCY EVENT
               LOAN OFFSET INTEREST AMOUNT
               MANAGER
               MASTER TRUST DEED
               NOTE
               OBLIGOR
               PAYMENT DATE
               PURCHASED RECEIVABLE
               REDRAW FACILITY PROVIDER
               SECURITY TRUST DEED
               SERVICER

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               SUPPORT FACILITY PROVIDER
               TRUST

(n)  TRUST DEED: The Parties acknowledge and agree that for the purposes of the
     Trust Deed, this Agreement is a HEDGE AGREEMENT and each of Party A and
     [St.George] are SUPPORT FACILITY PROVIDERS.

(o)  AGREEMENT by [St.George] to act as Standby Interest Rate Swap Provider:

     A new Section 15 is added as follows:

     15.  Standby Interest Rate Swap Provider

          (a)  [St.George] agrees with Party B that if:

               (i)  Party A is obliged to make a payment under a Confirmation on any day; and

               (ii) Party A does not make that payment by 2pm (Sydney time) on that day,

               then [St.George] must, as a principal obligation, pay that amount in full to Party B by no later than 4pm (Sydney time) on that date.

          (b)  [St.George] shall make each such payment in full, without any set off, counterclaim or exercise of any similar right or defence, other than any netting permitted under this Agreement.

          (c)  In consideration of [St.George] agreeing to act as Standby
               Interest Rate Swap Provider, Party B agrees to pay to [St.George]
               quarterly in arrears a fee that accrues from day to day and is calculated at the rate of [0.03]% per annum on the aggregate
               Housing Loan Principal of all Fixed Rate Loans on the relevant day of payment of the fee. This fee is payable on each Quarterly
               Payment Date, subject to the cashflow allocation methodology in the Supplementary Terms Notice.

          (d)  Subject to section 18, in consideration of [St.George] agreeing, at the request of Party A, to act as Standby Interest Rate Swap
               Provider, Party A agrees to indemnify [St.George] on demand against any loss, charge, liability or expense that [St.George]
               may sustain or incur as a direct or indirect consequence of Party
               A failing to comply with this obligations under this Agreement, or the Manager requiring [St.George] to make a payment under this
               Agreement.

          (e)  [St.George]'s obligations under this Agreement shall survive:

               (i)  the termination of this Agreement;

               (ii) any payment by it under paragraph (a) in respect of any payment due from, but unpaid by, Party A; and

               (iii) any winding up or insolvency of Party A.

          (f)  A payment by [St.George] under paragraph (a) in respect of any payment due from, but unpaid by, Party A does not limit or waive any payment that Party A is required to make under a
               Confirmation.

          (g)  If for any reason Party A is wound up or otherwise is unable to perform its obligations under this Agreement as a matter of law,
               [St.George] shall undertake all the obligations of Party A under this Agreement as if named as Party A.

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(p)  A new Section 16 is added as follows:

     16.  DOWNGRADE

     (a)  For the purpose of this Section 16 the following additional definitions apply:

          ACCEPTABLE ARRANGEMENT means an arrangement which each relevant
          Designated Rating Agency has confirmed in writing will result in the avoidance or reversal of any Note Downgrade.

          APPROVED BANK means a Bank which has a short term rating of [at least
          A-1+ (S&P), P-1 (short term) and A2 (long term) (Moody's) and F1
          (short term) (Fitch Ratings)].

          DOWNGRADE means [St.George]'s rating by a Designated Rating Agency has been withdrawn or reduced resulting in [St.George] having:

          (i)  a short term credit rating of less than [A-1] (short term) by
               S & P;

          (ii) a credit rating by Moody's of less than [P-1](short term) or [A2]
               (long term); or

          (iii) a credit rating by Fitch Ratings of less than [F1] (short term)
               or [A] (long term).

          MAJOR [ST.GEORGE] DOWNGRADE means a Downgrade in respect of
          [St.George] resulting in [St.George] having:

          (i)  a short term credit rating by S&P of less than [A-1] (short term);

          (ii) a credit rating by Moody's of less than [P-1] (short term); or

          (iii) a credit rating by Fitch Ratings of less than [F2] (short term)
               or [BBB+] (long term).

          MINOR PARTY A DOWNGRADE means any Downgrade which is not a Major
          [St.George] Downgrade.

          NOTE DOWNGRADE means any actual or proposed withdrawal or downgrade of the ratings assigned to any Class of Notes by a Designated Rating
          Agency which results or would result in any rating assigned to that
          Class of Notes being less than that stipulated in Section 4.2(f) of the Supplementary Terms Notice.

          REPLACEMENT PROVIDER means a party that has agreed to replace
          [St.George] as Standby Interest Rate Swap Provider, or Party A as
          Interest Rate Swap Provider, and has a rating greater than or equal to:[

          (i)  [A-1] by S & P;

          (ii) who is suitably rated such that its appointment as Standby
               Interest Rate Swap Provider does not result in a Note Downgrade by Moody's; and

          (iii) [F1] (short term) and [A] (long term) by Fitch Ratings.]

          SWAP COLLATERAL ACCOUNT means an account established by Party B with an Approved Bank.

     (b)  If, at any time, [St.George] is Downgraded and the Downgrade constitutes a Minor [St.George] Downgrade, [St.George] shall, within
          30 days (or such greater period as agreed by the relevant Designated
          Rating Agency), comply with Section 16(d).

     (c)  If at any time [St.George] is Downgraded and the Downgrade constitutes a Major [St.George] Downgrade, [St.George] shall, within 5 Business
          Days (or such greater period as agreed by the relevant Designated
          Rating Agency) comply with Section 16(d)[, however, where the Major

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          [St.George] Downgrade relates to the credit rating by Fitch Ratings of less than [F2] (short term) or BBB+ (long term) then [St.George] must comply with either Section 16(d)(ii) or (iii)].

     (d)  Where [St.George] is required to comply with this Section 16(d) it shall, at its cost, and at its election do one of the following:

          (i)  (CASH COLLATERALISE) deposit into a Swap Collateral Account and maintain in the Swap Collateral Account (whilst the relevant
               Downgrade subsists) sufficient funds to ensure that the amount standing to the credit of the Swap Collateral Account is equal to the greater of the following (the CASH COLLATERAL AMOUNT):

               (A)  zero;

               (B)  CCR; and

               (C)  an amount acceptable to [Moody's and Fitch Ratings] (as the case may be) sufficient to ensure that the ratings given to the Notes by [Moody's and Fitch Ratings] (as the case may
                    be) are not adversely affected and that any Note Downgrade is avoided or reversed (as the case may be);

          (ii) (NOVATE) enter into an agreement novating this Agreement to a
               Replacement Provider proposed by any of Party A, [St.George] or
               Party B which each Designated Rating Agency has confirmed will not result in a withdrawal or downgrade of any credit rating assigned, by it, to the Notes; or

          (iii) (OTHER ARRANGEMENTS) enter into or procure entry into any
               Acceptable Arrangement.

          For the purpose of this paragraph (d), the formula for calculating CCR is as follows.

          CCR = CR

          where

          CR means MTM + VB

          MTM means the mark-to-market value of the Transactions outstanding under the Agreement. Party A will have to mark the Transactions to market and post collateral on a weekly basis, with a cure period of 3 days. The mark-to-market value should reflect the higher of 2 bids from counterparties that will be eligible and willing to assume Party
          A's role in the Transactions in place of Party A. The mark-to-market value may be a positive or negative amount. A bid has a negative value if the payment would be from the counterparty to Party A and has a positive value if the payment would be from Party A to the counterparty (for the purposes of determining a higher bid, any bid of positive value is higher than any bid of a negative value).

          VB means the value calculated by multiplying the Invested Amount at the time of the calculation by the relevant percentage calculated from the following table (for the purposes of interpreting the table,
          "Counterparty rating" is the credit rating assigned to Party A by
          [S&P] and "Maturities" is the period from and including the date of calculation to but excluding the scheduled maturity of the last expiring Transaction outstanding under this Agreement):

                              VOLATILITY BUFFER (%)

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          COUNTERPARTY   MATURITIES UP TO   MATURITIES UP TO   MATURITIES MORE
          RATING         5 YEARS            10 YEARS           THAN 10 YEARS
          ------------   ----------------   ----------------   ---------------
              [A-2              6.50              8.25               11.75
               A-3             10.00             14.50               31.75
          BB+ or lower         13.00             25.75               68.50]

          In addition to complying with its obligations under this Section 15, if there is a Downgrade to [St.George]'s long term debt rating below
          [BBB- by S&P], [St.George] must immediately post collateral in accordance with Section 16(d)(i) and be immediately substituted for a
          Replacement Provider.

     (e)  Where [St.George] procures a Replacement Provider in accordance with
          Section 16(d)(ii), each party to this Agreement shall do all things necessary to novate the relevant obligations to the Replacement
          Provider.

     (f)  If, at any time, [St.George]'s obligations under this Agreement are novated in accordance with Section 16(d)(ii) or any Acceptable
          Arrangement is entered into in accordance with Section 16(d)(iii),
          [St.George] shall be immediately entitled to any cash collateral amount which it has deposited in the Swap Collateral Account less any amounts applied pursuant to paragraph (h)(i) or (h)(v).

     (g)  All interest on the Swap Collateral Account will accrue and be payable monthly to the party which provides the relevant Cash Collateral
          Amount.

     (h)  Party B may only make withdrawals from the Swap Collateral Account only for the purpose of:

          (i)  novating obligations under this Agreement in accordance with
               Section 16(d)(ii) or entering into any other Acceptable
               Arrangement in accordance with 16(d)(iii);

          (ii) refunding to [St.George] the amount of any reduction in the Swap
               Collateral Amount, from time to time and providing the Designated
               Rating Agencies have confirmed, in writing, that such refund will not result in a Note Downgrade;

          (iii) withdrawing any amount which has been incorrectly deposited into the Swap Collateral Account;

          (iv) paying any applicable bank account taxes or equivalent payable in respect of the Swap Collateral Account; or

          (v)  funding the amount of any payment due to be made by Party A or
               [St.George] under this Agreement following the failure by Party A or [St.George] to make that payment.

     (i)  [St.George]'s obligations under this Section 16 shall:

          (i)  survive the termination of this Agreement; and

          (ii) terminate upon [St.George] complying with its obligations (if any) under Section 16(d).

     (j)  Where [St.George] fails to comply with Section 16(d), this shall constitute an Additional Termination Event and Party A shall be the
          Affected Party for this purpose.

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(q)  A new Section 17 is added as follows:

          17.  Party B provisions

               (a)  Limitation of liability

               (A)  General

                    Clause 30 of the Master Trust Deed applies to the
                    obligations and liabilities of Party B under this agreement.

               (B)  Limitation of Party B's Liability

                    (1)  Party B enters into this agreement only in its capacity as trustee of the Trust and in no other capacity
                         (except where the Transaction Documents provide
                         otherwise). Subject to paragraph (3) below, a liability
                         arising under or in connection with this agreement or
                         the Trust can be enforced against Party B only to the
                         extent to which it can be satisfied out of the assets
                         and property of the Trust which are available to
                         satisfy the right of Party B to be exonerated or
                         indemnified for the liability. This limitation of Party
                         B's liability applies despite any other provision of
                         this agreement and extends to all liabilities and
                         obligations of Party B in any way connected with any
                         representation, warranty, conduct, omission, agreement
                         or transaction related to this agreement or the Trust.

                    (2)  Subject to subparagraph (3) below, no person (including any Relevant Party) may take action against Party B in
                         any capacity other than as trustee of the Trust or seek
                         the appointment of a receiver (except under this
                         agreement), or a liquidator, an administrator or any
                         similar person to Party B or prove in any liquidation,
                         administration or arrangements of or affecting Party B.

                    (3)  The provisions of this section 16 shall not apply to
                         any obligation or liability of Party B to the extent
                         that it is not satisfied because under a Transaction
                         Document or by operation of law there is a reduction in
                         the extent of Party B's indemnification or exoneration
                         out of the Assets of the Trust as a result of Party B's
                         fraud, negligence, or Default.

                    (4)  It is acknowledged that the Relevant Parties are
                         responsible under the Transaction Documents for
                         performing a variety of obligations relating to the
                         Trust. No act or omission of Party B (including any
                         related failure to satisfy its obligations under this
                         agreement) will be considered fraud, negligence or
                         Default of Party B for the purpose of subparagraph (3)
                         above to the extent to which the act or omission was
                         caused or contributed to by any failure by any Relevant
                         Party or any person who has been delegated or appointed
                         by Party B in accordance with this agreement or any
                         other Transaction Document to fulfil its obligations
                         relating to the Trust or by any other act or omission
                         of a Relevant Party or any such person.

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                    (5)  In exercising their powers under the Transaction
                         Documents, each of Party B, the Security Trustee and
                         the Noteholders must ensure that no attorney, agent,
                         delegate, receiver or receiver and manager appointed by
                         it in accordance with this agreement has authority to
                         act on behalf of Party B in a way which exposes Party B
                         to any personal liability and no act or omission of any
                         such person will be considered fraud, negligence, or
                         Default of Party B for the purpose of subparagraph (3)
                         above.

                    (6)  In this clause, RELEVANT PARTIES means each of the
                         Manager, the Redraw Facility Provider, the Servicer,
                         the Calculation Agent, the Note Registrar, each Paying
                         Agent, the Note Trustee, and the provider of a Support
                         Facility.

                    (7)  Nothing in this clause limits the obligations expressly imposed on Party B under the Transaction Documents.

               (b)  Nothing in paragraph (a) or (c) limits Party A in:

                    (i)  obtaining an injunction or other order to restrain any breach of this Agreement by Party B;

                    (ii) obtaining declaratory relief; or

                    (iii) relation to its rights under the Security Trust Deed.

               (c)  Except as provided in paragraphs (a) and (b), Party A shall not:

                    (i)  (JUDGMENT) obtain a judgment for the payment of money or damages by Party B;

                    (ii) (STATUTORY DEMAND) issue any demand under section
                         459E(1) of the Corporations Act 2001 (Cth) (or any
                         analogous provision under any other law) against Party
                         B;

                    (iii) (WINDING UP) apply for the winding up or dissolution of Party B;

                    (iv) (EXECUTION) levy or enforce any distress or other
                         execution to, on or against any assets of Party B;

                    (v)  (COURT APPOINTED RECEIVER) apply for the appointment by a court of a receiver to any of the assets of Party B;

                    (vi) (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against Party B; or

                    (vii) (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to Party B,

                    or take proceedings for any of the above and Party A waives its rights to make those applications and take those
                    proceedings.

(r)  A new Section 18 is added as follows:

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          18.  Break Payments

               (a)  Party B shall pay Break Payments which it receives to Party
                    A in accordance with 5.1(c) of the Supplementary Terms
                    Notice, to the extent that amounts are available to make
                    that payment.

               (b)  Subject to paragraph (c), if Party A or [St.George] in any capacity (including in its capacity as Servicer) waives or reduces the amount of any Break Payment otherwise due from an Obligor, Party A and [St.George] agree that Party B's
                    obligation under paragraph (a) is reduced in respect of the
                    Break Payment so waived or to the extent of the reduction of the Break Payment (as the case may be).

               (c)  Party A, [St.George] and Party B agree that (unless
                    [St.George] otherwise notifies Party B in writing)
                    [St.George] will waive all Break Payments otherwise payable by an Obligor if the total principal prepayments by that
                    Obligor under the relevant Purchased Receivable (excluding scheduled principal repayments) does not exceed [*] in any calendar year.

(s)  A new Section 19 is added as follows:

          19.  Party A provisions

               (a)  Notwithstanding any other provision of this Agreement or any
                    Confirmation, Party A's obligation to pay any amount to
                    Party B or [St.George] is limited to Party A's assets from time to time.

               (b)  Nothing in paragraph (a) or (c) limits Party A in:

                    (i)  obtaining an injunction or other order to restrain any breach of this Agreement by Party B;

                    (ii) obtaining declaratory relief; or

                    (iii) in relation to its rights under the Security Trust
                         Deed.

               (c)  Except as provided in paragraphs (a) and (b), Party B shall not:

                    (i)  (JUDGMENT) obtain a judgment for the payment of money or damages by Party A;

                    (ii) (STATUTORY DEMAND) issue any demand under section
                         459E(1) of the Corporations Act 2001 (Cth) (or any
                         analogous provision under any other law) against Party
                         A;

                    (iii) (WINDING UP) apply for the winding up or dissolution of Party A;

                    (iv) (EXECUTION) levy or enforce any distress or other
                         execution to, on or against any assets of Party A;

                    (v)  (COURT APPOINTED RECEIVER) apply for the appointment by a court of a receiver to any of the assets of Party A;

                    (vi) (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against Party A; or

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                    (vii) (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to Party A,

                    or take proceedings for any of the above and Party B waives its rights to make those applications and take those
                    proceedings.

               (d)  Nothing in this Section 19 in any way limits [St.George]'s obligations under clause 15.

(t)  COMPLIANCE WITH REGULATION AB. The [Fixed-Floating Rate Swap Provider]
     [Party A] acknowledges and agrees that to the extent it agrees with the
     Manager that the [Fixed-Floating Rate Swap Provider] [Party A] is
     "participating in the servicing function" in relation to the Trust within the meaning of Item 1122 of Regulation AB, clauses [___] [(b) and (d)] of the Supplementary Terms Notice will apply to this Agreement as if references to "the Servicer" in those clauses were references to the
     [Fixed-Floating Rate Swap Provider] [Party A] and the definition of
     "Subcontractor" in clause 2.1 of the Supplementary Terms Notice will be construed accordingly.

IN WITNESS WHEREOF the parties have executed this schedule on the respective dates specified below with effect from the date specified on the first page of this document.

[CRUSADE MANAGEMENT LIMITED]

By:                                     Witness:
    ---------------------------------            -------------------------------

Name:                                   Witness Name:
      -------------------------------                 --------------------------

Title:                                  Title:
       ------------------------------          ---------------------------------

Date:                                   Date:
      -------------------------------         ----------------------------------

[ST.GEORGE BANK LIMITED]

By:                                     Witness:
    ---------------------------------            -------------------------------

Name:                                   Witness Name:
      -------------------------------                 --------------------------

Title:                                  Title:
       ------------------------------          ---------------------------------

Date:                                   Date:
      -------------------------------         ----------------------------------

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                                                                         Page 14

ISDA Schedule to the Master Agreement for
Interest Rate Swap                                 [Allens Arthur Robinson LOGO]
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PERPETUAL TRUSTEES CONSOLIDATED LIMITED

By:                                     Witness:
    ---------------------------------            -------------------------------

Name:                                   Witness Name:
      -------------------------------                 --------------------------

Title:                                  Title:
       ------------------------------          ---------------------------------

Date:                                   Date:
      -------------------------------         ----------------------------------

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                                                                         Page 15

                                   FORM OF FIXED FLOATING RATE SWAP CONFIRMATION

To:  Perpetual Trustees Consolidated Limited as trustee of
     Crusade Global Trust No. [__] of [__]

Attention:

Copy to:       [St.George Bank Limited]

Attention:

From:          [Crusade Management Limited]

Date:          [____], 20[__]

Subject: CONFIRMATION OF INTEREST RATE SWAP

Reference No:  Crusade Global Trust [__] of [__]

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below. This letter constitutes a "Confirmation" as referred to in the Master Agreement and the Schedule to the Master Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions as amended from time to time published by the International Swap and Derivatives
Association, Inc or in the Master Trust Deed and Supplementary Terms Notice (as
defined in the Master Agreement and the Schedule to the Master Agreement
specified below) are incorporated in this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. Reference to a "Transaction" shall be deemed to be a reference to a "Swap Transaction" for the purposes of the 2000 ISDA
Definitions.

1.   This Confirmation supplements, forms part of, and is subject to, the Master
Agreement dated on or about[____], 20[__] and the Schedule to the Master
Agreement dated on or about [____], 20[__] as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the
Agreement govern this Confirmation except as expressly modified below.

In this confirmation "Party A" means [Crusade Management Limited] and "Party B"
means Perpetual Trustees Consolidated Limited as trustee of the Crusade Global
Trust No. [__] of [__].

2.   The terms of the particular Transaction to which this Confirmation relates are as follows:

     NOTIONAL AMOUNT:             Housing Loan Principal of all Fixed Rate Loans
                                  as calculated on the first day to which that
                                  [Quarterly] Payment Date relates.

     TRADE DATE:                  Note Issue Date.

     EFFECTIVE DATE:              [____], 20[__].

     FINAL MATURITY DATE:         [____], 20[__] or when the stated amount of
                                  the Notes is reduced to zero, subject to
                                  adjustment in accordance with the Modified
                                  Following Business Day Convention.

     RESET DATES:                 The Effective Date and then each [Quarterly]
                                  Payment Date, subject to adjustment in
                                  accordance with the Modified Following
                                  Business Day Convention.

     QUARTERLY PAYMENT DATES:     [14th day of each February, May, August and
                                  November], subject to adjustment in accordance
                                  with the Modified Following Business Day
                                  Convention.

MORTGAGE RATE AMOUNTS

     MORTGAGE RATE:               Weighted average fixed rate of interest
                                  applicable to the Fixed Rate Loans at that
                                  Reset Date.

     MORTGAGE RATE PAYER:         Perpetual Trustees Consolidated Limited as
                                  trustee of the Crusade Global Trust No. [__]
                                  of [__].

     MORTGAGE RATE PAYER PAYMENT
     DATES:                       Each [Quarterly] Payment Date, up to and
                                  including the last [Quarterly] Payment Date.
                                  This is subject to adjustment in accordance
                                  with the Modified Following Business Day
                                  Convention.

     The first Payment Date will be [____], 20[__].

     MORTGAGE RATE PAYMENTS:      (Notional Amount) x (Mortgage Rate) x (Number
                                  of days between Reset Dates / 365). Party B is
                                  not obliged to pay any amount which is
                                  attributable to any Break Payment which is due
                                  by, but not received from, an Obligor or any
                                  Loan Offset Interest Amount which is due by,
                                  but not received from, the Approved Seller,
                                  and the failure by Party B to pay that amount
                                  will not be an Event of Default.

     MORTGAGE RATE DAY COUNT
     FRACTION:                    Actual / 365 (fixed).

                                      -2-

     DESIGNATED MATURITY:         Not applicable.

     SPREAD:                      Nil.

     BUSINESS DAYS:               [Sydney, London and New York].

FLOATING AMOUNTS

     FLOATING RATE:               [Three month AUD-BBR-BBSW].

     FLOATING RATE
     PAYER:                       [Crusade Management Limited].

     FLOATING RATE PAYMENT
     DATES:                       Each [Quarterly] Payment Date, up to and
                                  including the last [Quarterly] Payment Date.
                                  This is subject to adjustment in accordance
                                  with the Modified Following Business Day
                                  Convention.

     The First Payment Date will be [____], 20[__].

     FLOATING RATE PAYMENT:       (Floating Rate + Spread) x (Notional Amount) x
                                  (number of days between Reset Dates / 365).

     FLOATING RATE RESET DATES:   Each Floating Rate Payment Date.

     FLOATING RATE DAY COUNT
     FRACTION:                    Actual / 365 (fixed).

     DESIGNATED MATURITY:         [90 days, with the exception of the initial
                                  Calculation Period which will be a Linear
                                  Interpolation by reference to two rates, one
                                  of which shall be determined as if the
                                  Designated Maturity were 1 month and the other
                                  of shall be determined as if the Designated
                                  Maturity were 2 months].

     SPREAD:                      The weighted average coupon on all Notes in
                                  respect of the relevant [Quarterly] Payment
                                  Date plus [0.__]% per annum.

     NETTING OF PAYMENTS:         Applicable.

                                      -3-

     COMPOUNDING:                 Inapplicable.

     BUSINESS DAYS:               [Sydney, London and New York].

     CALCULATION AGENTS:          [Crusade Management Limited].

PAYMENTS TO THE FLOATING RATE PAYER

     ACCOUNT FOR PAYMENT IN AUD:  [Crusade Management Limited
                                  St. George Bank Limited
                                  Level 12, 55 Market Street
                                  Sydney, NSW 2000]

                                  Swift Code: [____]
                                  Sort Code:  [____]
                                  BSB:  [____]

PAYMENTS TO THE MORTGAGE RATE PAYER

     ACCOUNT FOR PAYMENT IN AUD:  Perpetual Trustees Consolidated Limited
                                  as trustees of Crusade Global Trust
                                  No. [__] of [__]

                                  Bank: [____]
                                  BSB: [____]
                                  Account No: [____]

[PAYMENTS TO [ST. GEORGE BANK] (AS STANDBY INTEREST RATE SWAP PROVIDER) (IF
APPLICABLE)]

     ACCOUNT FOR PAYMENT IN AUD:  [St. George Bank Limited
                                  Level 12, 55 Market Street
                                  Sydney, NSW 2000]

                                  Swift Code: [____]
                                  Sort Code: [____]
                                  BSB: [____]

The office of the Mortgage Rate Payer for the Swap Transaction is Sydney, and
the Office of the Floating Rate Payer for the Swap Transaction is Sydney.

3. This is the Interest Rate Swap for the purposes of the Supplementary Terms
Notice dated on or before [____], 20[__] relating to Crusade Global Trust No.
[__] of [__].

                                      -4-

4.   Address for notices in connection with this Transaction

     (a)  Party A:        [Crusade Management Limited
                          Level 3, 4-16 Montgomery Street, Kogarah
                          Attn: Compliance Manager
                          Telephone: 612 9320-5605
                          Facsimile:  612 9320-5785]

     (b)  Party B:        Perpetual Trustees Consolidated Limited
                          Level 8, 9 Castlereagh Street, Sydney
                          Attn: Manager - Securitisation
                          Telephone: 612 9229-9000
                          Facsimile:  612 9221-7870

     (c) [St. George Bank]:       [St. George Bank Limited
                                  Level 12, 55 Market Street, Sydney
                                  Attn: Middle Office Compliance Manager
                                  Telephone: 612 9320-5553
                                  Facsimile: 612 9320-5589]

5.   Documents to be delivered

     Each party shall deliver to the other, at the time of its execution of this
     Confirmation, evidence of the specimen signature and incumbency of each person who is executing the Confirmation on the party's behalf, unless such evidence has previously been supplied in connection with this Agreement and remains true and in effect.

6.   Relationship between the parties

     Each party will be deemed to have represented to the other party on the
     Trade Date that (lacking a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this
     Transaction):

     (a) Non-Reliance. It is acting for its own account (in the case of Party B as Trustee for the Trust), and it has made its own independent decision to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement (and in the case of Party B also the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or

                                      -5-

     oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this
     Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

     (b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is capable of assuming, and assumes the risks of this
     Transaction.

     (c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

                                       -6-

PLEASE NOTIFY US IMMEDIATELY SHOULD THE PARTICULARS OF THIS CONFIRMATION NOT BE
IN ACCORDANCE WITH YOUR UNDERSTANDING.

PLEASE QUOTE OUR REFERENCE ON ALL CORRESPONDENCE.

Regards,

Signed for and on behalf of
[Crusade Management Limited], by its attorney

...................................            ..................................
Name:                                         Witness Name:
Title:                                        Title:

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the enclosed copy of this confirmation and returning it to us.

Confirmed as of date first written:
For and on behalf of
Perpetual Trustees Consolidated Limited
(as trustee of the Crusade Global Trust No. [__] of [__])

...................................            ..................................
Name:                                         Witness Name:
Title:                                        Title:

                                      -7-

Confirmed as of date first written:
For and on behalf of
[St. George Bank Limited
(as Standby Interest Rate Swap Provider)]

...................................            ..................................
Name:                                         Witness Name:
Title:                                        Title

                                      -8-

(MULTICURRENCY--CROSS BORDER)

                                     ISDA(R)

                  International Swap Dealers Association, Inc.

                                MASTER AGREEMENT

                                 dated as of                                 [*]

[CRUSADE MANAGEMENT LIMITED              PERPETUAL TRUSTEES CONSOLIDATED LIMITED
(ABN 92 072 715 916)]("PARTY A")         (ABN 81 004 029 841)
                                         IN ITS CAPACITY AS TRUSTEE OF THE
                                         CRUSADE GLOBAL TRUST NO. [*] OF [*] (IN
                                         THAT CAPACITY, "PARTY B")

                                   AND

[ST.GEORGE BANK LIMITED
(ABN 92 055 513 070)]
--------------------------------         ---------------------------------------

have entered and/or anticipate entering into one or more transactions (each a
"Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those
Transactions.

Accordingly, the parties agree as follows:--

1.   INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any
Confirmation and this Master Agreement (including the Schedule), such
Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   OBLIGATIONS

(a) GENERAL CONDITIONS.

     (i) Each party will make each payment or delivery specified in each
     Confirmation to be made by it, subject to the other provisions of this
     Agreement.

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                                                                          Page 1

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant
     Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to (1)
     the condition precedent that no Event of Default or Potential Event of
     Default with respect to the other party has occurred and is continuing, (2)
     the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3)
     each other applicable condition precedent specified in this Agreement.

(b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local
Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) NETTING. If on any date amounts would otherwise be payable:--

     (i) in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) DEDUCTION OR WITHHOLDING FOR TAX.

     (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

          (1) promptly notify the other party ("Y") of such requirement;

          (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

--------------------------------------------------------------------------------
                                                                          Page 2

          (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

          (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However,
          X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

               (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

               (B) the failure of a representation made by Y pursuant to Section
               3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

     (ii) LIABILITY. If:--

          (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

          (2) X does not so deduct or withhold; and

          (3) a liability resulting from such Tax is assessed directly against
          X,

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest
(before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.   REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a) BASIC REPRESENTATIONS.

     (i) STATUS. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

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     (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support
     Document to which it is a party and has taken all necessary action to authorize such execution, delivery and performance;

     (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit
     Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any
     Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of Default
or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit
Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such
Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material aspect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.   AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii) any other documents specified in the Schedule or any Confirmation; and

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     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this
     Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification,

in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORIZATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit
Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this
Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this
Agreement by a jurisdiction in which it is incorporated, organized, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp
Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.   EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an
"Event of Default") with respect to such party:--

     (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e)
     required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section
     4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) CREDIT SUPPORT DEFAULT.

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                                                                          Page 5

          (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

          (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such
          Credit Support Document relates without the written consent of the other party; or

          (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) MISREPRESENTATION. A representation (other than a representation under
     Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this
     Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support
     Provider of such party or any applicable Specified Entity of such party (1)
     defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that
     Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable
     Threshold Amount (as specified in the Schedule) which has resulted in such
     Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

          (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up

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          or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A)
          results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7)
          (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

          (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this
          Agreement; or

          (2) the benefits of any Credit Support Document fail to extend
          (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii)
below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

     (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the
     Affected Party):--

          (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such
          Transaction or to comply with any other material provision of this
          Agreement relating to such Transaction; or

          (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such
          Credit Support Provider) has under any Credit Support Document relating to such Transaction;

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     (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in
     Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled
     Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e),
     6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of
     Section 2(d)(i)(4)(A) or (B));

     (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section
     2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or
     6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit
     Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such
     Specified Entity, as the case may be, immediately prior to such action
     (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is
     specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an
Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.   EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of
Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of
Default, designate a day not earlier than the day such notice is effective as an
Early Termination Date in respect of all outstanding Transactions. If, however,
"Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an
Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

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(b) RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

     (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii) TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under
     Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected
     Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the
     Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its
     Offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1) or a
     Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination
     Event.

     (iv) RIGHT TO TERMINATE. If:--

          (1) a transfer under Section 6(b)(ii) or an agreement under Section
          6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

          (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

     either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected
     Party, or the party which is not the Affected Party in the case of a Credit
     Event Upon Merger or an Additional Termination Event if there is only one
     Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early
     Termination Date in respect of all Affected Transactions.

(c) EFFECT OF DESIGNATION.

     (i) If notice designating an Early Termination Date is given under Section
     6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination
     Event is then continuing.

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                                                                          Page 9

     (ii) Upon the occurrence or effective designation of an Early Termination
     Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) CALCULATIONS.

     (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) PAYMENT DATE. An amount calculated as being due in respect of any
     Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early
     Termination Date which is designated or occurs as a result of an Event of
     Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early
     Termination Date which is designated as a result of a Termination Event).
     Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the
     Termination Currency, from (and including) the relevant Early Termination
     Date to (but excluding) the date such amount is paid, at the Applicable
     Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply.
The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default:--

          (1) First Method and Market Quotation. If the First Method and Market
          Quotation apply, the Defaulting Party will pay to the Non-defaulting
          Party the excess, if a positive number, of (A) the sum of the
          Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent
          of the Unpaid Amounts owing to the Non-defaulting Party over (B) the
          Termination Currency Equivalent of the Unpaid Amounts owing to the
          Defaulting Party.

          (2) First Method and Loss. If the First Method and Loss apply, the
          Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

          (3) Second Method and Market Quotation. If the Second Method and
          Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency
          Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts
          owing to the Defaulting Party. If that amount is a positive

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                                                                         Page 10

          number, the Defaulting Party will pay it to the Non-defaulting Party;
          if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

          (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the
          Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

     (ii) TERMINATION EVENTS. If the Early Termination Date results from a
          Termination Event:--

          (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if
          Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the
          Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all
          Terminated Transactions.

          (2) Two Affected Parties. If there are two Affected Parties:--

               (A) if Market Quotation applies, each party will determine a
               Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the
               Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid
               Amounts owing to Y; and

               (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions)
               and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the
               Loss of the party with the lower Loss ("Y").

          If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to
          Y.

     (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early
     Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

     (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.   TRANSFER

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Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.   CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment
(the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the
Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual
Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual
Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this
Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this
Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual
Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the
Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party.
The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the
Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this
Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

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9.   MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this
Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and
6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) COUNTERPARTS AND CONFIRMATIONS.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each
     Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organization of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such
Multibranch Party may make and receive payments or deliveries under any
Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

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11.  EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and
Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.  NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this
Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the
Schedule) and will be deemed effective as indicated:--

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii) if sent by telex, on the date the recipient's answerback is received;

     (iii)if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local
Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.  GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States
     District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New
     York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

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Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil
Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of
Proceedings in any one or more jurisdictions preclude the bringing of
Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's
Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets
(irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.  DEFINITIONS

As used in this Agreement:--

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all
Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii))
on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default
Rate; and

(d) in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

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                                                                         Page 15

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent, approval, action, authorization, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section
6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such
Tax and the recipient of such payment or a person related to such recipient
(including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this
Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and
"LAWFUL" and "UNLAWFUL" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

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"LOSS" means, with respect to this Agreement or one or more Terminated
Transactions, as the case may be, and a party, the Termination Currency
Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number)
in connection with this Agreement or that Terminated Transaction or group of
Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3)
or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its
Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference
Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent)
by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of
Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent)
will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early
Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obligated to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the
Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated
Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

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"REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organized, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this
Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination
Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated
Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any
Unpaid Amounts) for each Terminated Transaction or group of Terminated
Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"SPECIFIED ENTITY" has the meaning specified in the Schedule.

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise)
in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction
(including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified
Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

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                                                                         Page 18

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date (a)
if resulting from a Termination Event, all Affected Transactions and (b) if
resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early
Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the
"Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early
Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional
Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination
Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section
2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early
Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section
2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to
(but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

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                                                                         Page 19

PARTY A

SIGNED on behalf of                      )
[CRUSADE MANAGEMENT LIMITED]             )
by its attorney under power of           ) -------------------------------------
attorney in the presence of:             ) Signature

                                           -------------------------------------
                                           Print name

-------------------------------------
Witness

-------------------------------------
Print name

PARTY B

SIGNED on behalf of                      )
PERPETUAL TRUSTEES CONSOLIDATED          )
LIMITED                                    -------------------------------------
by its attorney under power of attorney  ) Signature
in the presence of:                      )
                                           -------------------------------------
                                           Print name

-------------------------------------
Witness

-------------------------------------
Print name

SIGNED on behalf of                      )
[ST.GEORGE BANK LIMITED]                 )
by its attorney under power of           ) -------------------------------------
attorney in the presence of:             ) Signature

                                           -------------------------------------
                                           Print name

-------------------------------------
Witness

-------------------------------------
Print name

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